                                                                EXHIBIT 10(i)


                                   AGREEMENT


     This agreement is entered into between Randolph J. Haag ("Haag") and Clinicor, Inc., a Nevada corporation (the "Company"), on the 5th day of March, 1996.

                             W I T N E S S E T H:

     WHEREAS, Haag has in the past provided certain consulting services to the Company; and

     WHEREAS, Haag is the beneficiary of certain contract rights arising under various agreements to which Haag and the Company are parties; and

     WHEREAS, in consideration of Haag's prior consulting services and his relinquishment of the above-referenced contract rights, the Company has agreed to issue to Haag an option (the "Option") to purchase certain shares of the Company's common stock and to pay Haag Twenty Five Thousand and No/100 Dollars ($25,000.00) in cash;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Actions at Closing.  Simultaneously with the execution hereof, the
         ------------------
Company (i) shall pay to Haag Twenty Five Thousand and No/100 Dollars ($25,000.00) in cash, (ii) shall pay to SJ Capital Inc. Eleven Thousand One Hundred Seventy and 34/100 Dollars ($11,170.34) in cash, which will satisfy in full the Company's obligation to pay consulting fees pursuant to Section 3(c) of that certain Sales Agent Agreement made effective as of September 15, 1995 by and between the Company and SJ Capital Inc. and (iii) shall execute and deliver to Haag an option agreement in the form attached hereto as Exhibit A.
---------

     2.   Covenants and Representations.  Haag represents to the Company the
          -----------------------------
following:

          (a) Haag understands that the Option and any Common Stock (collectively, the "Securities") purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws.

          (b) Haag is aware of the Company's business plan and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Haag is acquiring the Securities for investment for his own account and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (c) Haag acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Haag further acknowledges and understands that the Company is under no obligation to register the Securities. Haag understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

          (d) In connection with any subsequent underwritten public offering of the Company's securities, Haag agrees: (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock acquired through exercise of the Option without the prior written consent of the Company or the underwriters managing such underwritten public offering for a period of one hundred eighty (180) days from the effective date of such registration, and (ii) to execute any agreement reflecting this
Section 2(d) as may be requested by the underwriters at the time of the public offering.

          (e) Haag has reviewed with his own tax and securities advisors the federal and state consequences associated with receipt and exercise of the Option. Haag is relying solely upon his own advisors and not upon any statements or representations of the Company or any of its agents with respect to tax treatment of the Option or transferability of the Common Stock issuable upon exercise of the Option. Haag understands that Haag (and not the Company) shall be responsible for Haag's own tax liability that may result in connection with the transactions contemplated by this Agreement. Haag hereby authorizes the Company to make appropriate arrangements for any withholding of tax that may be required under applicable law in connection with the exercise of the Option.

     3.   Release of Contract Rights.  Haag hereby releases and discharges the
          --------------------------
Company from any and all obligations of the Company to Haag pursuant to (i) the Preemptive Rights Agreement dated February 27, 1995 between the Company, Haag and others and (ii) the Investment Banking Rights Agreement dated February 27, 1995 between Haag and the Company. Haag agrees that, upon execution hereof, he will have no continuing claims or rights of any kind (whether known, unknown, accrued, absolute, contingent or otherwise) under either such agreement. Haag hereby consents to any modification or amendment that may hereafter be proposed by the Company to the Covenant Not to Compete Agreement dated February 27, 1995 among the Company, Thomas P. O'Donnell and Robert Sammis or to the Employee Proprietary Information and Inventions Agreements to which the Company and Thomas P. O'Donnell and Robert Sammis are parties, regardless of when those amendments or modifications may be proposed or effected. Haag hereby waives and relinquishes any contract rights and claims (whether known, unknown, accrued, absolute, contingent or otherwise) that he may have pursuant to (i) the Agreement and Plan of Merger dated February 27, 1995, by and among Haag, the Company and others, (ii) the Stock Purchase Agreement dated February 27, 1995 between Haag and the Company and (iii) any other agreements between Haag and the Company, regardless of whether the contracts in question are expressly identified herein.

     4.   Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive the closing of the transactions contemplated hereby.

     5.   Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     6.   Entire Agreement.  This Agreement constitutes the entire agreement.
          ----------------

     7.   Title and Subtitles.  The titles of the Sections and subsections of
          -------------------
this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

     8.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     9.   Applicable Law.  This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


                                   /s/ Randolph Haag
                                   ------------------------------
                                   RANDOLPH J. HAAG


                                   CLINICOR, INC.


                                   By /s/ Tom O'Donnell
                                     ----------------------------
                                     Its President
                                        -------------------------

                                   EXHIBIT A
                                   ---------

                               OPTION AGREEMENT

     This Agreement, dated the _____ day of _______________, 1996, by and between Clinicor, Inc., a Nevada corporation (the "Company"), and Randolph J. Haag (the "Optionee");

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company desires to grant unto the Optionee an option to purchase fifty thousand (50,000) shares of its common stock;

     NOW, THEREFORE, for good and valuable consideration, as well as the covenants and agreements herein contained, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Grant of Option.  The Company hereby grants to the Optionee the right
         ---------------
and option to purchase, subject to all of the terms and conditions of this Agreement, up to an aggregate fifty thousand (50,000) shares of the common stock, $.001 par value, of the Company (referred to herein as the "Option Stock"), at a cost of One Dollar ($1.00) per share (the "Option"). The per share exercise price from time to time in effect hereunder is referred to herein as the "Exercise Price."

     2.  Term of Option.  The term of the Option shall commence on the date
         --------------
hereof and shall automatically terminate and expire on February 28, 2001.

     3.  Time of Exercise.  This Option may be exercised by Optionee at any time
         ----------------
during the term hereof, in whole or in part, but for not less than five thousand (5,000) shares at a time (subject to adjustment pursuant to Section 10 below).

     4.  Method of Exercise.  As modified by Section 6, the Option may be
         ------------------
exercised by the Optionee's delivery to the Company of a written notice stating that the Optionee desires to exercise the Option, specifying the number of shares of Option Stock to be purchased, together with cash or a certified or cashier's check payable to the order of the Company for an amount equal to the Exercise Price multiplied by the number of shares of Option Stock being purchased. The Company may then require that there be presented to and filed with it such evidence as it may deem necessary to establish that the Option Stock to be purchased is being acquired for investment and not with a view to distribution or resale and is otherwise being acquired in accordance with applicable securities laws.

     5.  Delivery.  As promptly as possible after receipt of the Optionee's
         --------
written notice and payment and of such evidence of intent to acquire for investment and of compliance with applicable securities laws as may be required by the Company, the Company will deliver to the Optionee certificates for the number of shares of Option Stock being purchased, issued in the Optionee's name.

     6.  Like Kind Exercise.  Notwithstanding any provisions herein to the
         ------------------
contrary, if on the date of exercise the fair market value of one (1) share of Option Stock is greater than the Exercise Price, then in lieu of exercising this Option for cash, the Optionee may elect (by appropriate designation in the written notice of exercise) to receive shares equal to the value of this Option (or the portion thereof being exercised), in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

              Y (A-B)
         X =  _______

                 A

     Where     X =  the number of shares of Common Stock to be issued to the
                    Optionee

               Y = the number of shares of Option Stock being purchased under the Option

               A = the fair market value of one (1) share of the Option Stock (at the date of exercise)

               B =  Exercise Price (as adjusted to the date of exercise)

For purposes of the above calculation, fair market value of one (1) share of Option Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, and where the average trading volume for the forty-five (45) trading days prior to exercise is not less than twenty thousand (20,000) shares per day (reflecting the buy and sell sides of transactions involving an average of ten thousand (10,000) shares per day), then the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for such forty-five
(45) trading days prior to the date of exercise. Notwithstanding the foregoing, in the event the Option is exercised in connection with a Company's initial public offering of Common Stock, the fair market value per share shall be the per share public price.

     7.   Rights of Optionee.  This Option shall not entitle the Optionee to any
          ------------------
of the rights of a stockholder of the Company.

     8.   Transfer of Option.  This Option may not be transferred in any manner
          ------------------
otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     9.   Notices.  Whenever the Exercise Price or the number of shares of
          -------
Option Stock purchasable hereunder shall be adjusted pursuant to Section 10 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed to the Optionee.

     10.  Adjustments.  The Exercise Price and the number of shares purchasable
          -----------
hereunder are subject to adjustment from time to time as follows:

          (a) Merger, Reorganization, etc.  If at any time while this Option is
              ----------------------------
outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein) or (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, then, as a part of such reorganization, merger or consolidation, provision shall be made so that the Optionee shall thereafter be entitled to receive upon exercise of this Option the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger or consolidation that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation or merger if this Option had been exercised immediately before such transaction, all subject to further adjustment as provided in this Section 10. The foregoing provisions of this Section 10 shall similarly apply to successive reorganizations, consolidations and mergers. If the per-share consideration payable to the Optionee for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

          (b) Reclassification, etc.  If the Company, at any time while this
              ----------------------
Option remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Option immediately prior to such reclassification or other change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

          (c) Split, Subdivision or Combination of Shares.  If the Company at
              -------------------------------------------
any time while this Option, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Option exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     11.  Notices.  Any notice or communication required or permitted hereunder
          -------
shall be sufficiently given if in writing and if delivered (including delivery by private courier or facsimile transmittal) or sent by registered or certified mail, postage prepaid, return receipt requested:

          (a)  if to the Company, addressed to

               Clinicor, Inc.
               307 Camp Craft Road, Suite 200
               Austin, Texas  78746
               Attention:  President

          (b)  if to the Optionee, addressed to

               Randolph J. Haag
               359 Jacaranda
               Danville, CA  94506.

or to such other address as either party shall designate by written notice to the other. Such notice shall be effective as of the date received or (if mailed as described above) three (3) days after the date of mailing.

     12.  Law.  This Option shall be governed and construed in accordance with
          ---
the laws of the State of Texas, exclusive of principles of conflicts of law.

     13.  Section Headings.  Section and other headings contained in this Option
          ----------------
are for reference purposes only and are in no way intended to define, amplify or limit the scope or intent of this Option or any of its provisions.

     14.  Terms.  Common nouns and pronouns will be deemed to refer to the
          -----
masculine, feminine, neuter, singular and plural as the identity of a person or persons, firm or corporation may in the contexts require.

     15.  Further Actions.  Each party will execute and deliver such papers,
          ---------------
documents and instruments, and perform such acts, as are necessary and appropriate to implement the terms of this Option and the intent of the parties hereto.

     16.  Amendments.  No alterations, modifications, amendments or changes to
          ----------
this Option will be effective or binding upon the parties unless the same shall have been agreed to in writing by all parties.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first written above.


                                   COMPANY:

                                   CLINICOR, INC.


                                   By_________________________________
                                     Its______________________________



                                   OPTIONEE:

                                   /s/ Randolph J.Haag
                                   -----------------------------------
                                   RANDOLPH J. HAAG